Scharf Fund
Institutional Class – LOGIX

a series of Advisors Series Trust (the “Trust”)

Supplement dated March 26, 2025 to the
Summary Prospectus dated January 28, 2025

Reorganization into ETF
At a meeting held on March 20-21, 2025, the Board of Trustees of the Trust (the “Board”) approved, subject to shareholder approval, a proposed reorganization of the Scharf Fund (the “Target Fund”) with and into a newly-created exchange-traded fund (the “Acquiring Fund”) (the “Reorganization”) which is listed opposite the Target Fund below:

Target Fund	Acquiring Fund
(a series of the Trust)	(a series of the Trust)
Scharf Fund	Scharf Guardian Kat ETF
In order to accomplish the Reorganization, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization for the Target Fund (the “Agreement”). Pursuant to the Agreement, the Target Fund will transfer its assets to its Acquiring Fund, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Target Fund’s liabilities. As a result of the Reorganization, the Target Fund, which is currently operated as a mutual fund, will be converted into an ETF.
If the Agreement is approved by the Target Fund’s shareholders and subject to certain closing conditions set forth in the Agreement, upon completion of the Reorganization, shareholders of the Fund (who hold their Target Fund shares through an account that may hold ETF shares (“Qualifying Account”)) will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of its Target Fund (and cash in lieu of fractional shares, if any) held immediately prior to the Reorganization. As a result, shareholders of the Target Fund will become shareholders of its Acquiring Fund following the Reorganization and will no longer be shareholders of the Target Fund. The Target Fund will then be dissolved.
The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes. Although the distribution to shareholders of cash in lieu of fractional shares is expected to be a small amount, it will likely be a taxable event for shareholders who hold their shares in a taxable account. Shareholders are encouraged to consult their tax advisors to determine the effect of such a small redemption.
Following the Reorganization, Scharf Investments, LLC (“Scharf”), the Target Fund’s investment adviser, will continue to serve as the Acquiring Fund’s investment adviser and make the day-to-day investment portfolio decisions for the Acquiring Fund. The Target Fund’s current portfolio managers also will continue to serve as the portfolio managers of the Acquiring Fund. In addition, Tidal Investments LLC (“Tidal”) will serve as the investment sub-adviser to the Acquiring Fund, and Mr. Charles A. Ragauss, CFA, Portfolio Manager at Tidal, will also serve as a portfolio manager of the Acquiring Fund. The Acquiring Fund will carry on the business of its Target Fund and assume its performance and financial records.
The Acquiring Fund will have the same investment objective and substantially similar principal investment strategies and principal risks as its Target Fund, except that the Acquiring Fund will be classified as a non-diversified fund whereas the Target Fund is classified as a diversified fund. The risk of operating as a non-diversified fund is that the Acquiring Fund could have more concentrated ownership of certain issuers than if it was a diversified fund. Concentrated ownership of issuers may make the Acquiring Fund more susceptible to economic, business, political or other factors affecting those issuers in which it invests. Accordingly, a non-diversified fund may involve more risk than a diversified fund. However, Scharf intends to manage the Acquiring Fund in a substantially similar manner as the Target Fund.
There are some differences between a traditional mutual fund and an ETF. Shares of an ETF are not issued in fractional shares and as a result, some shareholders who hold fractional shares of the Target Fund may have such fractional shares redeemed at net asset value immediately prior to the Reorganization resulting in a small cash payment, which will be taxable. After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on a stock exchange. Should you decide to purchase or sell shares in the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Fund shares will trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the portfolio’s net asset value. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees (NTF) on many platforms.
The Board has determined that the Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted because of the Reorganization. Accordingly, the Board has recommended that shareholders approve the Agreement. In the coming weeks, the Target Fund will circulate a proxy statement/prospectus which will contain pertinent details regarding the upcoming Reorganization, including the Board’s reasons for approving the Reorganization.
Shareholders of record of the Target Fund will receive a Proxy Statement/Prospectus which will contain additional information about the Reorganization, including but not limited to: similarities and differences between the Acquiring Fund and its Target Fund, fees and expenses, the structure and operations of ETFs, terms and conditions of the Agreement, the Board’s consideration in approving the Agreement, the tax-free treatment of the Reorganization, the shareholder meeting, voting instructions and a proxy.
The shareholder meeting and Reorganization are expected to occur in the second half of 2025.
Effective immediately, the Target Fund will no longer be able to open shareholder accounts directly through the Target Fund’s Transfer Agent. Shareholders must open accounts through their financial intermediary. After the Reorganization, shares of the Acquiring Fund may only be purchased and sold in a brokerage account through a broker who will execute your trade on an exchange at prevailing market prices.
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This communication is for informational purposes only and does not constitute a solicitation of any proxy.
Please retain this Supplement for your reference.
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